PIMCO Equity Series

Supplement dated September 29, 2014 to the

PIMCO Dividend and Income Builder Fund, PIMCO Emerging Multi-Asset Fund, PIMCO EqS® Dividend Fund, PIMCO EqS® Emerging Markets Fund, PIMCO EqS® Long/Short Fund and PIMCO EqS Pathfinder Fund® Prospectus dated October 31, 2013, as supplemented from time to time (the “Prospectus”)

Effective immediately, all references in the Prospectus to the title of the individual listed below are deleted and replaced with the title indicated below:

Virginie Maisonneuve – CIO Equities

Investors Should Retain This Supplement For Future Reference

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PIMCO Equity Series

Supplement dated September 29, 2014 to the

PIMCO Balanced Income Fund Prospectus dated January 27, 2014, as supplemented from time to time (the “Prospectus”)

Effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the PIMCO Balanced Income Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Brad Kinkelaar, Daniel J. Ivascyn and Alfred T. Murata. Mr. Ivascyn is Group Chief Investment Officer. Messrs. Ivascyn and Murata are Managing Directors of PIMCO. Mr. Kinkelaar is an Executive Vice President of PIMCO. Mr. Kinkelaar is responsible for equity investments. Messrs. Ivascyn and Murata are responsible for fixed income investments. Messrs. Kinkelaar, Ivascyn and Murata have managed the Fund since its inception in March 2014.

In addition, effective immediately, disclosure concerning the portfolio managers of the PIMCO Balanced Income Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Balanced Income Fund	Brad Kinkelaar	3/14*

Executive Vice President, PIMCO. Mr. Kinkelaar joined PIMCO in 2011 and is a global equity portfolio manager. Prior to joining PIMCO, he was managing director and global equity portfolio manager at Thornburg Investment Management, where he spent nine years.

PIMCO Balanced Income Fund	Daniel J. Ivascyn	3/14*

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

PIMCO Balanced Income Fund	Alfred T. Murata	3/14*

Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

*	Inception of the Fund

Investors Should Retain This Supplement For Future Reference

PES_SUPP2_092914

PIMCO Equity Series

Supplement dated September 29, 2014 to the

Statement of Additional Information dated October 31, 2013,

as supplemented from time to time (the “SAI”)

Disclosure Related to Trust Officers

Effective immediately, references to William H. Gross in the table in the “Management of the Trust—Executive Officers” section of the SAI are deleted.

Investors Should Retain This Supplement For Future Reference

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